Exhibit 10-10

NOTICE AND AGREEMENT REGARDING

APPLICABLE LEGAL ENTITY IN LOAN DOCUMENTS

Borrower(s): The Goldfield Corporation	Date: December 6, 2019
Guarantor(s): Southeast Power Corporation, Power Corporation of America, Bayswater Development Corporation, Pineapple House of Brevard, Inc., C and C Power Line, Inc., and Precision Foundations, Inc.	Loan/Promissory Note Number: 9660933082-90009
Grantor(s)/Debtor(s)/Pledgor(s)/Assignor(s): N/A	Amount: 23,000,000.00

Effective December 7, 2019 (the “Effective Date"), Branch Banking and Trust Company (“BB&T”) will merge with SunTrust Bank and change its name to Truist Bank (“Truist”).  As of the Effective Date, the loan described above (the “Loan”) closed in the name of BB&T shall be deemed to be made by Truist as further described herein.

As used in this Notice and Agreement, the term “Loan Documents” means the above- referenced promissory note, together with all loan agreements, credit agreements, security agreements, financing statements, guaranty agreements, mortgages, deeds of trust, security deeds, collateral mortgages, environmental agreements, assignments, applications for letters of credit, certificates, and all other instruments, agreements or other documents, whether now or hereafter existing, executed or provided in connection with  the promissory note (including all modifications, restatements, amendments, substitutions, consolidations of same).

Any Loan Document executed by you, on or after the Effective Date, in favor of or for the benefit of  BB&T in connection with the Loan constitutes your valid and binding obligation with and in favor of Truist even though the Loan Documents: (i) may indicate that BB&T is a party to the Loan Documents; (ii) may be executed by you in favor of BB&T; or (iii) may authorize or direct BB&T or its representatives to take or refrain from taking certain actions.  Notwithstanding anything in the Loan Documents to the contrary, as of the Effective Date, all references to the lender, bank, creditor or secured party in the Loan Documents will be deemed to refer to and mean Truist Bank, a North Carolina banking corporation, and the Loan Documents are hereby modified accordingly.  The Loan Documents constitute a valid and binding obligation with Truist and the undersigned even though the Loan Documents reference Branch Banking and Trust Company or BB&T as a party in interest and shall be read with Truist in place of Branch Banking and Trust Company or BB&T.

This Notice and Agreement shall be deemed to be a part of each Loan Document.  You acknowledge and agree that Truist shall be permitted to rely on this Notice and Agreement in connection with the Loan.  In addition, your acceptance of this Notice and Agreement and your utilization of the Loan confirm that you have received sufficient consideration to make this Notice and Agreement legally binding and enforceable.

This Notice and Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.  Each of the undersigned acknowledges receipt of a copy of this Notice and Agreement and agrees that all documents comprising the Loan Documents are subject to the provisions of this Notice and Agreement.

Executed this 6th day of December, 2019.

Borrowers:

The Goldfield Corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Senior Vice President

Guarantors:

Southeast Power Corporation, a Florida corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Vice President

Power Corporation of America, a Florida corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Vice President

Bayswater Development Corporation, a Florida corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Vice President

Pineapple House of Brevard, Inc., a Florida corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Vice President

C and C Power Line, Inc., a Florida corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Authorized Signer

Precision Foundations, Inc., a Florida corporation

By:	/s/ Stephen R. Wherry
Stephen R. Wherry, Vice President